EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hydrogen Future Corp.. (the “Company”) on Form 10-Q for the period ending December 31, 2014 as filed with the U. S. Securities and Exchange Commission (the “Report”), I, Frank Neukomm, Chief Executive Officer and Prinicpal Executive Officer, of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 10, 2015	By:	/s/ Frank Neukomm
Name: Frank Neukomm
Chief Executive Officer Principal Executive Officer